UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 9, 2014
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Team Health Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-34583 (Commission File Number)	36-4276525 (I.R.S. Employer Identification No.)
265 Brookview Centre Way, Suite 400 Knoxville, Tennessee (Address of principal executive offices)		37934 (Zip Code)

Registrant’s telephone number, including area code: (865) 693-1000
Not Applicable
Former name or former address, if changed since last report
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On September 9, 2014, Team Health Holdings, Inc. (the “Company”) and Team Health, Inc. (the “Borrower”), an indirect wholly-owned subsidiary of the Company, entered into the Incremental Amendment No. 2 (the “Amendment”) to the Credit Agreement, dated June 29, 2011, among the Company, the Borrower, JPMorgan Chase Bank, N.A., the other lenders from time to time party thereto and the other agents party thereto.
The Amendment, among other things, added a new tranche of Revolving Credit Commitments in the amount of $100 million (the “Incremental Revolving Credit Facility”) which will mature on the earlier of (i) the date that is 364 days after the Amendment Effective Date (as defined in the Amendment) and (ii) the date that the Revolving Credit Commitments and Tranche A Term Loans are refinanced or are otherwise amended or increased. After giving effect to the Amendment, the aggregate amount of Revolving Credit Commitments was increased from $250 million to $350 million. The existing $250,937,500 Tranche A Term Facility, the existing $242,500,000 Tranche B Term Facility and the existing $250,000,000 Revolving Credit Facility were not subject to the Amendment and each remains in place with current terms and conditions.
Pursuant to the Amendment, initially the interest rate for any outstanding Revolving Credit Loans under the Incremental Revolving Credit Facility will be LIBOR + 1.50%, and the interest rate for unused revolving credit commitments will be 0.35%. Subsequent interest rates are based on a pricing grid tied to the Borrower’s first lien net leverage ratio.
Except as modified by the Amendment as described above, the terms of the Credit Agreement remain the same.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TEAM HEALTH HOLDINGS, INC.

Date: September 9, 2014
By:    /s/ David P. Jones
Name: David P. Jones
Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

10.1
Incremental Amendment No. 2, dated as of September 9, 2014, to the Credit Agreement, dated June 29, 2011, among Team Health Holdings, Inc., Team Health, Inc., JPMorgan Chase Bank, N.A., and the other agents party thereto

4